1 Portfolio Update Meeting May 26, 2022 Exhibit 99.1

W W W . K B S . C O M The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Real Estate Investment Trust II’s (the “Company” or “KBS REIT II”) Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”), and in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2022 (the “Quarterly Report”), including the “Risk Factors” contained in the Annual Report. Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. You should interpret many of the risks identified in this presentation and in our Annual Report and Quarterly Reports as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. On March 5, 2020, KBS REIT II’s stockholders approved the sale of all of KBS REIT II’s assets and its dissolution pursuant to the terms of KBS REIT II’s plan of complete liquidation and dissolution (the “Plan of Liquidation”). There are many factors that may affect the amount of liquidating distributions ultimately paid to KBS REIT II’s stockholders, including the ultimate sale price of KBS REIT II’s remaining property and the actual liquidation timing, changes in market demand for office properties, the amount of taxes, fees and expenses relating to the liquidation, and unanticipated or contingent liabilities that could arise. No assurance can be given as to the amount or timing of liquidating distributions. Forward-Looking Statements 2 Important Disclosures

W W W . K B S . C O M The COVID-19 pandemic, together with the resulting measures imposed to help control the spread of the virus, has had a negative impact on the economy and business activity globally. The extent to which the COVID-19 pandemic further impacts the Company’s completion of the Plan of Liquidation depends on future developments, which remain uncertain and cannot be predicted with confidence, including the demand for office space in downtown Los Angeles, where the Company’s remaining property is located, which demand has significantly declined as a result of the COVID-19 pandemic, with employees continuing to work from home. Given the uncertainty and current business disruptions as a result of the outbreak of COVID-19, the Company’s implementation of the Plan of Liquidation may be materially and adversely impacted. For a description of the Company’s accounting policies and the methodologies, limitations and assumptions used in the determination of the Company’s estimated net assets in liquidation, see the notes to the Company’s consolidated financial statements in the Company’s Annual Report and Quarterly Report. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Moreover, the Company did not obtain appraisals in connection with the valuations. Even small changes to these assumptions could result in significant differences in the estimated net assets in liquidation. The statements herein also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain and/or improve occupancy levels and rental rates at its remaining property; the Company’s ability to sell its remaining property at the time and at the price it expects; the Company’s ability to successfully implement the Plan of Liquidation; and other risks identified in the Annual Report and the Quarterly Reports. Forward-Looking Statements 3 Important Disclosures (cont.)

W W W . K B S . C O M 4 The decrease in estimated net assets in liquidation per share was primarily due to a decrease in the estimated liquidation proceeds from the REIT’s last remaining property located in Downtown Los Angeles, Union Bank. Net Assets in Liquidation As of March 31, 2022 The Company adopted the liquidation basis of accounting as of and for the periods subsequent to February 1, 2020. The net assets in liquidation as of March 31, 2022 represents the remaining estimated liquidation value available to stockholders upon liquidation. Due to the uncertainty in the timing of the sale of the Company's remaining real estate property and the estimated cash flows from operations, actual liquidation costs and sale proceeds may differ materially from the amounts estimated. Estimated Net Assets in Liquidation March 31, 2022 December 31, 2021 Real Estate $0.89 $1.03 Other Assets 0.22 0.25 Total Assets $1.11 $1.28 Liabilities for estimated costs in excess of estimated receipts during liquidation $0.10 $0.12 Liabilities for estimated closing costs and disposition fees 0.02 0.02 Other Liabilities 0.01 0.02 Total Liabilities $0.13 $0.16 Estimated Net Assets in Liquidation $0.98 $1.12 Liquidating Distributions Paid $2.10 $2.10 Estimated Net Assets in Liquidation plus Liquidating Distributions Paid $3.08 $3.22

W W W . K B S . C O M 5 Liquidation Update & Liquidating Distributions Liquidation Distribution History Amount Record Date Payment Date 1st Liquidating Distribution $0.75 March 5, 2020 March 10, 2020 2nd Liquidating Distribution $0.25 August 3, 2020 August 7, 2020 3rd Liquidating Distribution $0.40 December 24, 2020 December 30, 2020 4th Liquidating Distribution $0.50 October 1, 2021 October 5, 2021 5th Liquidating Distribution $0.20 December 9, 2021 December 14, 2021 Total Liquidating Distributions $2.10 Pursuant to the Plan of Liquidation, since March 5, 2020, the board of directors has approved aggregate liquidating distributions of $2.10/share to stockholders as of March 31, 2022. We expect to pay a liquidating distribution shortly after the final asset is sold, which will be reduced by a holdback amount for current liabilities and rep and warranty periods which have not yet expired related to asset sales.

W W W . K B S . C O M 6 Stockholder Distributions Distribution History per share as of March 31, 2022 Ordinary Distributions Special Distributions Total Distributions First Investor 2 $5.39 $7.10 $12.49 Last Investor 3 $3.83 $7.10 $10.93 The chart below displays a first and last investor’s total distribution history as of March 31, 20221. 1 Assumes all distributions received in cash, i.e., does not reflect cash distributions for dividend reinvestment plan participants. 2 Reflects cash payment amounts (all distributions paid per share since investment in the initial public offering) for a stockholder that invested on June 24, 2008 and did not participate in the dividend reinvestment plan. 3 Reflects cash payment amounts (all distributions paid per share since investment in the initial public offering) for a stockholder that invested on December 31, 2010 and did not participate in the dividend reinvestment plan.

W W W . K B S . C O M 7 KBS REIT II Disposition Update Union Bank Plaza Los Angeles, CA Size: 701,888 square feet We have selected a buyer and the purchase and sale agreement has been signed with a sale price of $165.0 million before credits and closing costs. We anticipate closing in the summer of 2022 with a liquidating distribution paid shortly thereafter, which will be reduced by a holdback amount for current liabilities and rep and warranty periods which have not yet expired related to asset sales.

W W W . K B S . C O M Liquidation Timeline 8 Obtain stockholder vote on liquidation - completed on March 5, 2020. Made 1st ,2nd , 3rd , 4th and 5th liquidating distributions in March, August and December 2020 and October and December 2021. Complete sale of last remaining asset and distribute remaining liquidation proceeds to stockholders.

9 Q&A For additional questions, contact KBS Capital Markets Group Investor Relations (866) 527-4264